UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

FORUM ENERGY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 1000

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 949-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

In connection with the previously announced agreement (the “Acquisition from Quantum”) to acquire all of the membership interests in Global Tubing, LLC (“Global Tubing”) held by Q-GT (V) Investment Partners, LLC (“Quantum”) , on October 2, 2017, Forum Energy Technologies, Inc. (the “Company”) and Quantum entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides Quantum with certain piggyback registration rights in a public offering conducted by the Company or on behalf of certain other selling stockholders, and demand registration rights with respect to one marketed underwritten offering and additional non-marketed underwritten block trades.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 hereto.

Item 3.02	Unregistered Sales of Equity Securities

On October 2, 2017, the Company completed its previously announced Acquisition from Quantum. Contemporaneously with the closing of the Acquisition from Quantum, the Company completed the acquisition of the remaining outstanding membership interests in Global Tubing, which were owned by members of management (the “Acquisition from Management” and, together with the Acquisition from Quantum, the “Acquisition”). In connection with the Acquisition, the Company issued in the aggregate 11,488,208 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 3.02 by reference.

The issuance of Common Stock in connection with the Acquisition was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Registration Rights Agreement, dated October 2, 2017, by and among the Company and Q-GT (V) Investment Partners, LLC.

10.2*	Purchase and Sale Agreement, dated August 25, 2017, by and among Forum Energy Technologies, Inc., Q-GT (V) Investment Partners, LLC and, for the purposes of Sections 6.3, 6.10, 6.11 and 6.12, Global Tubing, LLC (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 28, 2017).

*	Incorporated by reference as indicated.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Registration Rights Agreement, dated October 2, 2017, by and among the Company and Q-GT (V) Investment Partners, LLC.

10.2*	Purchase and Sale Agreement, dated August 25, 2017, by and among Forum Energy Technologies, Inc., Q-GT (V) Investment Partners, LLC and, for the purposes of Sections 6.3, 6.10, 6.11 and 6.12, Global Tubing, LLC (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 28, 2017).

*	Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Forum Energy Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM ENERGY TECHNOLOGIES, INC.

Date: October 3, 2017

	By:	/s/ John C. Ivascu
John C. Ivascu
Vice President, Associate General Counsel and Assistant Secretary